EXHIBIT (n)(1)(i)


                                                     As Revised January 29, 2007


                                    EXHIBIT A
                           to the Multiple Class Plan

                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                              Institutional Shares
                                 Sterling Shares

Each of the portfolios of the BB&T Funds (the "Trust") set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this
Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, the Institutional Shares and the Sterling Shares of such portfolio as indicated:

Large Cap Fund                             Mid Cap Growth Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Class C Shares                             Class C Shares
   Institutional Shares                       Institutional Shares

Mid Cap Value Fund                         Sterling Capital Small Cap Value Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Class C Shares                             Class C Shares
   Institutional Shares                       Sterling Shares

Intermediate U.S. Government Fund          Short U.S. Government Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Institutional Shares
   Class C Shares
   Institutional Shares

International Equity Fund                  National Tax-Free Money Market Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Class C Shares                             Class C Shares
   Institutional Shares                       Institutional Shares

Special Opportunities Equity Fund          Equity Index Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Class C Shares                             Class C Shares
   Institutional Shares                       Institutional Shares

Total Return Bond Fund                     North Carolina Intermediate Tax-Free Fund
   Class A Shares                             Class A Shares

   Class B Shares                             Institutional Shares
   Class C Shares
   Institutional Shares

Virginia Intermediate Tax-Free Fund        South Carolina Intermediate Tax-Free Fund
   Class A Shares                             Class A Shares
   Institutional Shares                       Institutional Shares

West Virginia Intermediate Tax-Free Fund   U.S. Treasury Money Market Fund
   Class A Shares                             Class A Shares
   Institutional Shares                       Class B Shares
                                              Class C Shares
                                              Institutional Shares

Prime Money Market Fund                    Capital Manager Growth Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Institutional Shares                       Class C Shares
                                              Institutional Shares

Capital Manager Conservative Growth Fund   Capital Manager Moderate Growth Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Class C Shares                             Class C Shares
   Institutional Shares                       Institutional Shares

Capital Manager Equity Fund                Small Cap Fund
   Class A Shares                             Class A Shares
   Class B Shares                             Class B Shares
   Class C Shares                             Class C Shares
   Institutional Shares                       Institutional Shares

Kentucky Intermediate Tax-Free Fund        Maryland Intermediate Tax-Free Fund
   Class A Shares                             Class A Shares
   Institutional Shares                       Institutional Shares

Equity Income Fund
   Class A Shares
   Class B Shares
   Class C Shares
   Institutional Shares